UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 1)
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 1, 2011 (May 16, 2011)
ORBCOMM Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33118	41-2118289

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2115 Linwood Avenue, Suite 100 Fort Lee, New Jersey	07024

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (201) 363-4900
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment”) is being filed to amend Item 9.01 of the Current Report on Form 8-K filed on May 20, 2011 (the “May Form 8-K”) by ORBCOMM Inc. (“ORBCOMM”). This Amendment provides the historical financial statements of the StarTrak Systems, LLC (“StarTrak”) business acquired as required by Item 9.01(a) and the unaudited pro forma financial information required by Item 9.01(b), which financial statements and information were not included in the May Form 8-K in accordance with Items 9.01(a)(4) and 9.01(b)(2). No other modification to the May Form 8-K is being made by this Amendment.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Businesses Acquired.
The unaudited financial statements of the acquired StarTrak business as of March 31, 2011 and for the three and nine months ended March 31, 2011 and the audited financial statements of the acquired StarTrak business as of June 30, 2010 and for the years ended June 30, 2010 and 2009 filed as Exhibit 99.1 to this Amendment are incorporated herein by reference.
(b) Pro Forma Financial Information.
The following unaudited pro forma financial information of ORBCOMM filed as Exhibit 99.2 to this Amendment is incorporated herein by reference:
(i)	Introductory note;
(ii)	Unaudited Pro Forma Condensed Combined Balance Sheet as of March 31, 2011;
(iii)	Unaudited Pro Forma Condensed Combined Statement of Operations for the three months ended March 31, 2011;
(iv)	Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2010; and
(v)	Notes to Unaudited Pro Forma Condensed Combined Financial Statements.
(d) Exhibits.

23.1	Consent of Semple, Marchal & Cooper, LLP, an independent registered public accounting firm.

99.1	Historical financial statements of the acquired StarTrak business.

99.2	Unaudited pro forma financial information of ORBCOMM.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBCOMM Inc.
By:	/s/ Christian Le Brun
Name: Christian Le Brun
Title: Executive Vice President, General Counsel and Secretary
Date: August 1, 2011